Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

5. Income Taxes

The Company has operations in the United States and Canada. The components of income (loss) before the provision for income taxes are as follows (in thousands):

	For the year ended December 31,
	2023	2022
United States	$(33,827)	$(30,456)
Foreign	65	22
Total loss before income taxes	$(33,762)	$(30,434)

The components of the income tax provision for the years ended December 31, 2023 and 2022 were as follows (in thousands):

	As of December 31,
	2023	2022
Current federal	$-	$-
Current state	-	-
Current foreign	18	17
Total current tax provision (benefit)	$18	$17
Deferred federal	-	-
Deferred state	-	-
Deferred foreign	-	-
Total deferred tax provision (benefit)	$-	$-
Total income tax provision (benefit)	$18	$17

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	As of December 31,
	2023	2022
Tax provision at statutory rate	21.0%	21.0%
State taxes, net of federal benefit	0.2%	(1.2)%
Stock-based compensation expense	(0.9)%	(1.4)%
Permanent differences - other	(0.2)%	0.0%
Change in fair value of convertible notes	(11.0)%	(10.5)%
Change in fair value of warrants	(5.7)%	(5.8)%
Change in valuation allowance	(3.4)%	(1.0)%
Other, net	(0.1)%	(1.2)%
Effective income tax rate	-0.1%	-0.1%

The tax effects of temporary differences that give rise to significant components of the deferred tax assets and liabilities are as follows (in thousands):

	As of December 31,
	2023	2022
Deferred tax assets
Net operating loss carryforwards	$7,393	$6,551
Capitalized research costs	337	-
Fixed assets	25	34
Other	4	16
Total gross deferred tax assets	7,759	6,601
Less: valuation allowance	(7,753)	(6,597)
Net deferred tax assets	$6	$4
Deferred tax liabilities
Other	$(6)	$(4)
Total deferred tax liabilities	$(6)	$(4)
Net deferred taxes	$-	$-

The Company has generated both federal and state net operating losses (NOL) of approximately $31.3 million and $15.9 million, respectively. The federal NOLs include $12.2 million which expire at various dates beginning in 2030 and $19.1 million which carry forward indefinitely. The state NOLs expire at various dates beginning in 2030.

Ownership changes, as defined in the Internal Revenue Code Section 382, could limit the amount of NOLs that can be utilized annually to offset future taxable income. Generally, an ownership change occurs when the ownership percentage of 5% or greater stockholders increases by more than 50% over a three-year period. The Company’s ability to utilize its federal and state tax attributes may be limited by ownership changes that have occurred in the past or may occur in the future. The Company has not yet conducted a formal study of whether, or to what extent, past changes in control of the Company impacts its ability to utilize NOL carryforwards because such NOL carryforwards cannot be utilized until the Company achieves profitability.

Management has evaluated the positive and negative evidence bearing upon the realizability of the Company’s net deferred tax assets, which are comprised primarily of net operating loss carryforwards and research costs capitalized for tax purposes. Management has considered the Company’s history of cumulative operating losses and estimated future tax losses and has determined that it is more likely than not that the Company will not recognize the benefits of the net deferred tax assets. As a result, the Company has recorded a full valuation allowance at December 31, 2023 and 2022. The valuation allowance increased by $1.2 million in 2023 due to the increase in deferred tax assets, primarily due to net operating loss carryforwards and capitalized research costs.

As of December 31, 2023 and 2022, the Company had no uncertain tax positions. The Company recognizes both interest and penalties associated with unrecognized tax benefits as a component of income tax expense. The Company has not recorded any interest or penalties for unrecognized tax benefits since its inception.

The Company files federal, various state, and Canada tax returns. In the U.S., all tax years since inception remain open to examination by major tax jurisdictions to which the Company is subject, as carryforward attributes generated in years past may still be adjusted upon examination by the respective tax authorities if they have or will be used in a future period. In Canada, the Company is generally no longer subject to income tax examinations for the years before 2020. The Company is currently not under examination by any tax authority.